UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024

HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)
2590 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)

(408) 542-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HLIT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its 2024 Annual Meeting of Stockholders (the“2024 Annual Meeting”) at 9:00 a.m. Pacific Time on Tuesday, June 11, 2024. The Annual Meeting was a virtual meeting held over the Internet at www.virtualshareholdermeeting.com/HLIT2024. As of April 15, 2024, the record date for the 2024 Annual Meeting, there were 111,955,920 shares of common stock issued and outstanding. A quorum of 103,441,247 shares of common stock was present or represented at the 2024 Annual Meeting. All matters submitted to a vote of the Company’s stockholders at the 2024 Annual Meeting were approved. Those matters were as follows:
1.Stockholders elected seven (7) directors to serve until the earlier of the 2025 Annual Meeting of Stockholders or until their successors are elected and duly qualified.

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Nimrod Ben-Natan	87,918,125	3,527,919	56,275	11,938,928
Patrick Gallagher	83,477,658	7,951,905	72,756	11,938,928
Deborah L. Clifford	87,973,068	3,423,507	105,744	11,938,928
Stephanie Copeland	88,287,685	3,136,729	77,905	11,938,928
Dana Crandall	88,384,647	3,038,861	78,811	11,938,928
David Krall	80,658,881	10,712,543	130,895	11,938,928
Mitzi Reaugh	84,239,357	7,132,092	130,870	11,938,928
2.Stockholders approved, on an advisory basis, the compensation of the named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
85,821,200	5,510,385	170,734	11,938,928
3.Stockholders approved an amendment to the Company's 2002 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder by 400,000 shares.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
91,023,911	361,489	116,919	11,938,928
4.Stockholders approved an amendment to the Company's 1995 Stock Plan to (i) increase the number of shares of common stock reserved for issuance thereunder by 5,000,000 shares and (ii) extend the term of the 1995 Stock Plan to March 1, 2030.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
87,988,038	3,396,110	118,171	11,938,928
5.Stockholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31,2024.

FOR	AGAINST	ABSTAIN
103,106,909	183,495	150,843

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2024	HARMONIC INC.

	By:	/s/ Timothy C. Chu
Timothy C. Chu
General Counsel, SVP HR and Corporate Secretary

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